Exhibit 21

Community Health Systems, Inc.
SUBSIDIARY LISTING

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

5300 Grand Limited Partnership

A Woman’s Place, LLC

Abilene Hospital, LLC

Abilene Merger, LLC

Affinity Health Systems, LLC*

Affinity Hospital, LLC*	d/b/a Trinity Medical Center

Affinity Physician Services, LLC

Alaska Physician Services, LLC

Alice Hospital, LLC

Alice Surgeons, LLC

Ambulance Services of Dyersburg, Inc.

Ambulance Services of Forrest City, LLC

Ambulance Services of Lexington, Inc.

Ambulance Services of McKenzie, Inc.

Ambulance Services of McNairy, Inc.

Ambulance Services of Tooele, LLC

American Health Facilities Development, LLC

Anesthesiology Group of Hattiesburg, LLC

Angelo Community Healthcare Services, Inc.

Anna Clinic Corp.

Anna Home Care Services, LLC

Anna Hospital Corporation	d/b/a Union County Hospital

APS Medical, LLC

Arizona ASC Management, Inc.

Arizona DH, LLC

Arizona Medco, LLC

Arkansas Healthcare System Limited Partnership#

ARMC, LP	d/b/a Abilene Regional Medical Center

Arusha LLC*

Augusta Health System, LLC*

Augusta Home Care Services, LLC

Augusta Hospital, LLC*	d/b/a Trinity Hospital of Augusta

Augusta Physician Services, LLC

Barberton Health System, LLC

Barberton Physician Services, LLC

Barstow Healthcare Management, Inc.

Beauco, LLC

Beaumont Medical Center, L.P.

Beaumont Regional, LLC

Berwick Clinic Company, LLC

Berwick Clinic Corp.

Berwick Home Care Services, LLC

Berwick Home Health Private Care, Inc.

Berwick Hospital Company, LLC	d/b/a Berwick Hospital Center

Berwick Medical Professionals, P.C.

BH Trans Company, LLC

Big Bend Home Care Services, LLC

Big Bend Hospital Corporation	d/b/a Big Bend Regional Medical Center

Big Spring Hospital Corporation	d/b/a Scenic Mountain Medical Center

Birmingham Holdings, LLC

Birmingham Holdings II, LLC

Bluffton Health System, LLC	d/b/a Bluffton Regional Medical Center

Bluffton Physician Services, LLC

Brandywine Hospital Malpractice Assistance Fund, Inc.

Brazos Medco, LLC

Brazos Valley of Texas, L.P.

Brazos Valley Surgical Center, LLC

Broken Arrow Medical Group, LLC

Brownsville Clinic Corp.

Brownsville Hospital Corporation	d/b/a Haywood Park Community Hospital

Brownwood Hospital, L.P.	d/b/a Brownwood Regional Medical Center

Brownwood Medical Center, LLC

Bullhead City Clinic Corp.

Bullhead City Hospital Corporation*	d/b/a Western Arizona Regional Medical Center

Bullhead City Hospital Investment Corporation*

Bullhead City Imaging Corporation

BVSC, LLC

Byrd Medical Clinic, Inc.

Carlsbad Medical Center, LLC	d/b/a Carlsbad Medical Center

Carolina Surgery Center, LLC*

Carolinas Medical Alliance, Inc.

Carolinas OB/GYN Medical Group, LLC

Cedar Park Health System, L.P.*	d/b/a Cedar Park Regional Medical Center

Center for Adult Healthcare, LLC

Central Alabama Physician Services, Inc.

Central Arkansas Anesthesia Services, LLC

Central Arkansas Pharmacy, LLC

Central Arkansas Physician Services, LLC

Central Arkansas Real Property, LLC

Centre Clinic Corp.

Centre Home Care Corporation

Centre Hospital Corporation	d/b/a Cherokee Medical Center

Centre RHC Corp.

Chesterfield Clinic Corp.

Chesterfield/Marlboro, L.P.	d/b/a Marlboro Park Hospital; Chesterfield General Hospital

Chestnut Hill Clinic Company, LLC*

Chestnut Hill Health System, LLC*

CHHS ALF Company, LLC*

CHHS Development Company, LLC*

CHHS Holdings, LLC

CHHS Hospital Company, LLC*	d/b/a Chestnut Hill Hospital

CHHS Rehab Company, LLC*

CHS Kentucky Holdings, LLC

CHS Pennsylvania Holdings, LLC

CHS Realty Holdings I, Inc.

CHS Realty Holdings II, Inc.

CHS Realty Holdings Joint Venture

CHS Utah Holdings, LLC

CHS Virginia Holdings, LLC

CHS Washington Holdings, LLC

CHS/Community Health Systems, Inc.

Claremore Anesthesia, LLC

Claremore Diagnostic Center, LLC

Claremore Internal Medicine, LLC

Claremore Physicians, LLC

Claremore Regional Hospital, LLC	d/b/a Claremore Regional Hospital

Clarksville Health System, G.P.*	d/b/a Gateway Health System

Clarksville Holdings, LLC

Clarksville Home Care Services, LLC

Clarksville Imaging Center, LLC#

Clarksville Physician Services, G.P.*

Cleveland Clinic Corp.

Cleveland Home Care Services, LLC

Cleveland Hospital Corporation

Cleveland Medical Clinic, Inc.

Cleveland PHO, Inc.

Cleveland Regional Medical Center, L.P.	d/b/a Cleveland Regional Medical Center

Cleveland Tennessee Hospital Company, LLC	d/b/a SkyRidge Medical Center

Clinico, LLC

Clinton County Health System, LLC

Clinton Hospital Corporation	d/b/a Lock Haven Hospital

Coatesville Clinic Company, LLC

Coatesville Hospital Corporation	d/b/a Brandywine Hospital

C-OK, LLC

College Station Hospital, L.P.	d/b/a College Station Medical Center

College Station Medical Center, LLC

College Station Merger, LLC

Colonial Heights Imaging, LLC

Community GP Corp.

Community Health Care Partners, Inc.

Community Health Investment Company, LLC

Community Health Network, Inc.

Community Health Systems Foundation

Community Health Systems Professional Services Corporation

Community Health Systems, Inc.

Community Health United Home Care, LLC

Community Information Network, Inc.#

Community Insurance Group SPC, LTD.

Community LP Corp.

Consolidated Hospital Laundry Services, Inc.#

Coronado Hospital, LLC

Coronado Medical, LLC

Cottage Home Options, L.L.C.

Cottage Rehabilitation and Sports Medicine, L.L.C.#

Coventry Clinic Company, LLC

CP Hospital GP, LLC

CPLP, LLC

Crestview Hospital Corporation*	d/b/a North Okaloosa Medical Center

Crestview Professional Condominiums Association, Inc.*

Crestview Surgery Center, L.P.

Crestwood Healthcare, L.P.*	d/b/a Crestwood Medical Center

Crestwood Hospital LP, LLC

Crestwood Hospital, LLC

Crestwood Surgery Center, LLC*

Crossroads Community Hospital Malpractice Assistance Fund, Inc.

Crossroads Healthcare Management, LLC#

Crossroads Home Care Services, LLC

Crossroads Physician Corp.

CSDS, LLC

CSMC, LLC

CSRA Holdings, LLC

Dallas Phy Service, LLC

Dallas Physician Practice, L.P.

Day Surgery, Inc.

Deaconess Clinical Associates, Inc.

Deaconess Health System, LLC*	d/b/a Deaconess Hospital

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deaconess Metropolitan Physicians, LLC

Deaconess Physician Services, LLC

Deaconess Portland MOB Limited Partnership#

Deming Clinic Corporation

Deming Home Care Services, LLC

Deming Hospital Corporation	d/b/a Mimbres Memorial Hospital

Denton ASC-GP, LLC

Denton Surgery Center, L.P.*

DeQueen Regional I, LLC

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DFW Physerv, LLC

DHFW Holdings, LLC

DHSC, LLC*	d/b/a Affinity Medical Center -- Massillon

Diagnostic Imaging Management of Brandywine Valley, LLC

Diagnostic Imaging of Brandywine Valley, LP

Doctors Hospital Physician Services, LLC*

Doctors Medical Center, LLC

Doctors of Laredo, LLC

Douglas Medical Center, LLC

Dukes Health System, LLC	d/b/a Dukes Memorial Hospital

Dukes Physician Services, LLC

Dupont Hospital, LLC*	d/b/a Dupont Hospital

Dyersburg Clinic Corp.

Dyersburg Home Care Services, LLC

Dyersburg Hospital Corporation	d/b/a Dyersburg Regional Medical Center

E.D. Clinics, LLC

East Tennessee Clinic Corp.

East Tennessee Health Systems, Inc.

Easton Hospital Malpractice Assistance Fund, Inc.

Edge Medical Clinic, Inc.

Edwardsville Ambulatory Surgery Center, LLC

El Dorado Surgery Center, L.P.*

EL Med, LLC

Empire Health Services

Emporia Clinic Corp.

Emporia Home Care Services, LLC

Emporia Hospital Corporation	d/b/a Southern Virginia Regional Medical Center

Eufaula Clinic Corp.

Eufaula Hospital Corporation

Evanston Clinic Corp.

Evanston Hospital Corporation	d/b/a Evanston Regional Hospital

Eye Institute of Southern Arizona, LLC

Fairmont Health System, LLC

Fallbrook Home Care Services, LLC

Fallbrook Hospital Corporation	d/b/a Fallbrook Hospital

Family Home Care, Inc.

Fannin Regional Hospital, Inc.	d/b/a Fannin Regional Hospital

Fannin Regional Orthopaedic Center, Inc.

Firstcare, Inc.#

First Choice Health Network, Inc.#

Florence ASC Management, LLC

Florence Home Care Services, LLC

Foley Clinic Corp.

Foley Home Care Services, LLC

Foley Home Health Corporation

Foley Hospital Corporation	d/b/a South Baldwin Regional Medical Center

Forrest City Arkansas Hospital Company, LLC	d/b/a Forrest City Medical Center

Forrest City Clinic Company, LLC

Forrest City Home Care Services, LLC

Forrest City Hospital Corporation

Fort Payne Clinic Corp.

Fort Payne Home Care Corporation

Fort Payne Hospital Corporation	d/b/a DeKalb Regional Medical Center

Fort Payne RHC Corp.

Fort Wayne Cardiac Center, LLC#

Fort Wayne Surgery Center, LLC*

Frankfort Health Partner, Inc.

Franklin Clinic Corp.

Franklin Home Care Services, LLC

Franklin Hospital Corporation	d/b/a Southampton Memorial Hospital

Fulton Home Care Services, LLC

Gadsden Home Care Services, LLC

Gadsden Regional Medical Center, LLC	d/b/a Gadsden Regional Medical Center

Gadsden Regional Physician Group Practice, LLC

Gadsden Regional Primary Care, LLC

Galesburg Home Care Corporation

Galesburg Hospital Corporation	d/b/a Galesburg Cottage Hospital

Galesburg In-Home Assistance, Inc.

Gateway Malpractice Assistance Fund, Inc.

Gateway Medical Services, Inc.

GCMC, LLC

GH Texas, LLC

GHC Hospital, LLC

Good Hope Health System, LLC

Granbury Hospital Corporation	d/b/a Lake Granbury Medical Center

Granbury Texas Hospital Investment Corporation

Granite City ASC Investment Company, LLC

Granite City Clinic Corp.

Granite City Home Care Services, LLC

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC	d/b/a Gateway Regional Medical Center

Granite City Orthopedic Physicians Company, LLC

Granite City Physicians Corp.

GRB Real Estate, LLC

Great Plains Medical Foundation

Greenbrier Valley Anesthesia, LLC

Greenbrier Valley Emergency Physicians, LLC

Greenbrier VMC, LLC	d/b/a Greenbrier Valley Medical Center

Greenville Clinic Corp.

Greenville Home Care Services, LLC

Greenville Hospital Corporation	d/b/a L. V. Stabler Memorial Hospital

GRMC Holdings, LLC

Gulf Coast Hospital, L.P.

Gulf Coast Medical Center, LLC

Hallmark Healthcare Company, LLC

Harris Managed Services, Inc.

Harris Medical Clinics, Inc.

Hattiesburg ASC-GP, LLC

Hattiesburg Home Care Services, LLC

Haven Clinton Medical Associates, LLC

HDP DeQueen, LLC

HDP Woodland Heights, L.P.

HDP Woodland Property, LLC

HDPWH, LLC

Healdsburg of California, LLC

Healthcare Group, LLC#

Healthcare of Forsyth County, Inc.

HealthTrust Purchasing Group, L.P.#

Healthwest Holdings, Inc.

Heartland Malpractice Assistance Fund, Inc.

Heartland Regional Health System, LLC

Heartland Rural Healthcare, LLC

Heck, Mourning, Smith & Barnes Partnership#

Hefner Pointe Medical Associates, LLC#

HEH Corporation

Helena Home Care Services, LLC

Hidden Valley Medical Center, Inc.

Highland Health Systems, Inc.

HIH, LLC

Hill Regional Clinic Corp.

Hill Regional Medical Group

Hobbs Medco, LLC

Hobbs Physician Practice, LLC

Hood Medical Group

Hood Medical Services, Inc.

Hospital of Barstow, Inc.	d/b/a Barstow Community Hospital

Hospital of Beaumont, LLC

Hospital of Fulton, Inc.	d/b/a Parkway Regional Hospital

Hospital of Louisa, Inc.	d/b/a Three Rivers Medical Center

Hospital of Morristown, Inc.	d/b/a Lakeway Regional Hospital

Hot Springs Outpatient Surgery Center, G.P.

HTI Tucson Rehabilitation, Inc.

Humble Texas Home Care Corporation

Huntington Associates

Huntington Beach Amdeco, LLC

Imaging Diagnostic Center Partnership#

INACTCO, Inc.

In-Home Assistance, L.L.C.

In-Home Medical Equipment Supplies and Services, Inc.

Inland Empire Hospital Services Association#

Inland Northwest Genetics Clinic#

Inland Northwest Health Services#

Innovative Recoveries, LLC

IOM Health System, L.P.	d/b/a Lutheran Hospital of Indiana

IRHC, LLC

Jackson Home Care Services, LLC

Jackson Hospital Corporation	d/b/a Kentucky River Medical Center

Jackson Hospital Corporation

Jackson Physician Corp.

Jackson, Tennessee Hospital Company, LLC	d/b/a Regional Hospital of Jackson

Jennersville Family Medicine, LLC

Jennersville Regional Hospital Malpractice Assistance Fund, Inc.

Jonesboro Real Property, LLC

Jourdanton Home Care Services, LLC

Jourdanton Hospital Corporation	d/b/a South Texas Regional Medical Center

Kay County Clinic Company, LLC

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC	d/b/a Ponca City Medical Center

Kensingcare, LLC

Kentucky River Physician Corporation

King’s Daughters Malpractice Assistance Fund, Inc.

Kirksville Academic Medicine, LLC

Kirksville Clinic Corp.

Kirksville Home Care Services, LLC

Kirksville Hospital Company, LLC

Kirksville Missouri Hospital Company, LLC*	d/b/a Northeast Regional Medical Center

Kirksville Physical Therapy Services, LLC

Knox Clinic Corp.

Knox Home Care Services, LLC

Knox Indiana Hospital Company, LLC

Knox Physician Services, LLC

Lake Area Physician Services, LLC

Lake Area Surgicare, A Partnership in Commendam*

Lake Wales Clinic Corp.

Lake Wales Hospital Corporation*	d/b/a Lake Wales Medical Center

Lake Wales Hospital Investment Corporation*

Lakeway Hospital Corporation

Lancaster Clinic Corp.

Lancaster Home Care Services, LLC

Lancaster Hospital Corporation	d/b/a Springs Memorial Hospital

Lancaster Imaging Center, LLC*

Laredo Hospital, L.P.

Laredo Texas Home Care Services Company, L.P.

Laredo Texas Hospital Company, L.P.*	d/b/a Laredo Medical Center

Las Cruces ASC-GP, LLC

Las Cruces Medical Center, LLC	d/b/a Mountain View Regional Medical Center

Las Cruces Physician Services, LLC

Las Cruces Surgery Center, L.P.*

Lea Regional Hospital, LLC	d/b/a Lea Regional Medical Center

Leesville Diagnostic Center, L.P.*

Leesville Surgery Center, LLC*

Lexington Clinic Corp.

Lexington Home Care Services, LLC

Lexington Hospital Corporation	d/b/a Henderson County Community Hospital

Lindenhurst Illinois Hospital Company, LLC

Lithotripsy Providers of Alabama, LLC#

Lock Haven Clinic Company, LLC

Lock Haven Home Care Services, LLC

Lock Haven Medical Professionals, P.C.

Logan Hospital Corporation

Logan, West Virginia Hospital Company, LLC

Longview Medical Center, L.P.*	d/b/a Longview Regional Medical Center

Longview Merger, LLC

Louisa Home Care Services, LLC

LRH, LLC

LS Psychiatric, LLC

Lutheran Health Network CBO, LLC

Lutheran Health Network Investors, LLC

Lutheran Health Network of Indiana, LLC

Lutheran Heart Alliance, LLC#

Lutheran Medical Office Park Phase I#

Lutheran Medical Office Park Phase II#

Lutheran Musculoskeletal Center, LLC*

Lutheran/TRMA Network, LLC#

Macon Healthcare, LLC#

Madison Clinic Corp.

Madison Hospital, LLC

Malulani Health and Medical Center, LLC

Marion Hospital Corporation	d/b/a Heartland Regional Medical Center

Marlboro Clinic Corp.

Martin Clinic Corp.

Martin Hospital Corporation	d/b/a Volunteer Community Hospital

Mary Black Health System LLC*	d/b/a Mary Black Memorial Hospital

Mary Black Medical Office Building Limited Partnership

Mary Black MOB II, L.P.

Mary Black Physician Services, LLC

Mary Black Physicians Group, LLC

Massillon Community Health System, LLC*

Massillon Health System, LLC

Mat-Su Regional ASC GP, LLC

Mat-Su Regional Surgery Center, L.P.

Mat-Su Valley II, LLC*

Mat-Su Valley III, LLC*

Mat-Su Valley Medical Center, LLC*	d/b/a Mat-Su Regional Medical Center

MCI Panhandle Surgical, L.P.

McKenzie Clinic Corp.

McKenzie Physician Services, LLC

McKenzie Tennessee Hospital Company, LLC	d/b/a McKenzie Regional Hospital

McKenzie-Willamette Regional Medical Center Associates, LLC*	d/b/a McKenzie-Willamette Medical Center

McNairy Clinic Corp.

McNairy Hospital Corporation	d/b/a McNairy Regional Hospital

MCSA, LLC#

Medical Center at Terrell, LLC

Medical Center of Brownwood, LLC

Medical Center of Sherman, LLC

Medical Diagnostic Center Associates, LP#

Medical Holdings, Inc.

Medical Park Hospital, LLC

Medical Park MSO, LLC

MEDSTAT, LLC

Memorial Hospital of Salem Malpractice Assistance Fund, Inc.

Memorial Hospital, LLC

Memorial Management, Inc.

Mesa View Physical Rehabilitation, LLC#

Mesa View PT, LLC

MHS Ambulatory Surgery Center, Inc.

Mid-America Health Partners, Inc.#

Mid-Plains, LLC

Minot Health Services, Inc.

Mission Bay Memorial Hospital, LLC

Missouri Healthserv, LLC

MMC of Nevada, LLC	d/b/a Mesa View Regional Hospital

Moberly Hospital Company, LLC	d/b/a Moberly Regional Medical Center

Moberly Medical Clinics, Inc.

Moberly Physicians Corp.

Mohave Imaging Center, LLC

Morristown Clinic Corp.

Morristown Professional Centers, Inc.

Morristown Surgery Center, LLC

MWMC Holdings, LLC

National Healthcare of England Arkansas, Inc.

National Healthcare of Holmes County, Inc.

National Healthcare of Leesville, Inc.	d/b/a Byrd Regional Hospital

National Healthcare of Mt. Vernon, Inc.	d/b/a Crossroads Community Hospital

National Healthcare of Newport, Inc.	d/b/a Harris Hospital

Navarro Hospital, L.P.	d/b/a Navarro Regional Hospital

Navarro Regional, LLC

NC-CSH, Inc.

NC-DSH, Inc.

NeuroSpine-Pain Surgery Center, LLC#

Newport Home Care Services, LLC

NHCI of Hillsboro, Inc.	d/b/a Hill Regional Hospital

North Anaheim Surgicare, LLC

North Okaloosa Clinic Corp.

North Okaloosa Home Health Corp.

North Okaloosa Medical Corp.*

North Okaloosa Surgery Venture Corp.

Northampton Clinic Company, LLC

Northampton Home Care, LLC

Northampton Hospital Company, LLC	d/b/a Easton Hospital

Northampton Physician Services Corp.

Northeast Medical Center, L.P.

Northern Indiana Oncology Center, LLC*

Northwest Allied Physicians, LLC

Northwest Arkansas Employees, LLC

Northwest Arkansas Hospitals, LLC*	d/b/a Northwest Medical Center -- Bentonville; Northwest Medical Center -- Springdale; Willow Creek Women’s Hospital

Northwest Benton County Physician Services, LLC

Northwest Hospital, LLC	d/b/a Northwest Medical Center

Northwest Indiana Health System, LLC*

Northwest Marana Hospital, LLC

Northwest Medical Center CT/MRI at Marana, LLC#

Northwest Physicians, LLC

Northwest Rancho Vistoso Imaging Services, LLC

Northwest Tucson ASC-GP, LLC

Northwest Tucson Surgery Center, L.P.*

NOV Holdings, LLC

Novasys Health Network, L.L.C.#

NRH, LLC

Oak Hill Clinic Corp.

Oak Hill Hospital Corporation	d/b/a Plateau Medical Center

Odessa, LLC

Ohio Sleep Disorders Centers, LLC#

Oklahoma City ASC-GP, LLC

Oklahoma City Home Care Services, LLC

Oklahoma City Surgery Center, L.P.

Olive Branch Clinic Corp.

Olive Branch Hospital, Inc.

OPRMC, LLC

Oro Valley Hospital, LLC	d/b/a Northwest Medical Center

Pacific East Division Office, L.P.

Pacific Group ASC Division, Inc.

Pacific Physicians Services, LLC

Pacific West Division Office, LLC

Pain Management Join Venture, L.L.P.#

Palm Drive Hospital, L.P.

Palm Drive Medical Center, LLC

Palmer-Wasilla Health System, LLC

Palmetto Women’s Care, LLC

Pampa Hospital, L.P.

Pampa Medical Center, LLC

Panhandle Medical Center, LLC

Panhandle Property, LLC

Panhandle Surgical Hospital, L.P.

Panhandle, LLC

Parkway Regional Medical Clinic, Inc.

Payson Healthcare Management, Inc.

Payson Home Care Services, LLC

Payson Hospital Corporation	d/b/a Payson Regional Medical Center

PDMC, LLC

Pecos Valley of New Mexico, LLC

Peerless Healthcare, LLC

Pennsylvania Hospital Company, LLC

Pennsylvania Medical Professionals, P.C.

Petersburg Clinic Company, LLC

Petersburg Home Care Services, LLC

Petersburg Hospital Company, LLC	d/b/a Southside Regional Medical Center

PH Denton Physicians, Inc.

Phillips & Coker OB-GYN, LLC

Phillips Clinic Corp.

Phillips Hospital Corporation	d/b/a Helena Regional Medical Center

Phoenix Amdeco, LLC

Phoenix Surgical, LLC

Phoenixville Clinic Company, LLC

Phoenixville Hospital Company, LLC	d/b/a Phoenixville Hospital

Phoenixville Hospital Malpractice Assistance Fund, Inc.

Physician Practice Support, Inc.

Physicians and Surgeons Hospital of Alice, L.P.

Physicians’ Surgery Center of Florence, LLC

Phys-Med, LLC

Piney Woods Healthcare System, L.P.*	d/b/a Woodland Heights Medical Center

Plymouth Hospital Corporation

Polk Medical Services, Inc.

Ponca City Home Care Services, Inc.

Porter County Endoscopy Center, LLC#

Porter Health Services, LLC

Porter Hospital, LLC*	d/b/a Porter Hospital

Porter Physician Services, LLC

Pottstown Clinic Company, LLC

Pottstown Home Care Services, LLC

Pottstown Hospital Company, LLC	d/b/a Pottstown Memorial Medical Center

Pottstown Hospital Corporation

Pottstown Imaging Company, LLC

Pottstown Memorial Malpractice Assistance Fund, Inc.

Premier Care Hospital, LLC

PremierCare of Arkansas, LLC#

PremierCare of Northwest Arkansas, LLC*

Premier Care Super PHO, LLC

Primary Medical, LLC

Procure Solutions, LLC

Professional Account Services Inc.

Psychiatric Services of Paradise Valley, LLC

QHG Georgia Holdings, Inc.

QHG Georgia, L.P.

QHG of Barberton, Inc.

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.	d/b/a Medical Center Enterprise

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Kenmare, Inc.

QHG of Lake City, Inc.

QHG of Massillon, Inc.

QHG of Minot, Inc.

QHG of Ohio, Inc.

QHG of South Carolina, Inc.	d/b/a Carolinas Hospital System

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

QHG of Texas, Inc.

QHG of Warsaw Company, LLC

QHR International, LLC

Quorum ELF, Inc.

Quorum Health Resources, LLC

Quorum Health Services, Inc.

Red Bud Clinic Corp.

Red Bud Home Care Services, LLC

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC	d/b/a Red Bud Regional Hospital

Redimed DeKalb, LLC#

Regional Cancer Treatment Center, Ltd.#

Regional Employee Assistance Program

Regional Hospital of Longview, LLC

Rehab Hospital of Fort Wayne General Partnership

River Region Medical Corporation

River to River Heart Group, LLC

Riverside MSO, LLC#

Roswell Clinic Corp.

Roswell Community Hospital Investment Corporation

Roswell Hospital Corporation	d/b/a Eastern New Mexico Medical Center

Russell County Clinic Corp.

Russell County Medical Center, Inc.

Ruston Clinic Company, LLC

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC	d/b/a Northern Louisiana Medical Center

SACMC, LLC

Salem Clinic Corp.

Salem Home Care Services, LLC

Salem Hospital Corporation	d/b/a The Memorial Hospital of Salem County

Salem Medical Professionals, P.C.

Samaritan Surgicenters of Arizona II, LLC

San Angelo Ambulatory Surgery Center, Ltd.#

San Angelo Community Medical Center, LLC

San Angelo Hospital, L.P.	d/b/a San Angelo Community Medical Center

San Angelo Medical, LLC

San Diego Hospital, L.P.

San Leandro, LLC

San Leandro Hospital, L.P.

San Leandro Medical Center, LLC

San Leandro Surgery Center, Ltd.#

San Miguel Clinic Corp.

San Miguel Hospital Corporation	d/b/a Alta Vista Regional Hospital

Scenic Managed Services, Inc.

Schuylkill Internal Medicine Associates, LLC

SDH, LLC

Searcy Holdings, LLC

Sebastopol, LLC

Senior Circle Association (not-for-profit)

Shelbyville Clinic Corp.

Shelbyville Home Care Services, LLC

Shelbyville Hospital Corporation	d/b/a Heritage Medical Center

Sherman Hospital, L.P.

Sherman Medical Center, LLC

Siloam Springs Arkansas Hospital Company, LLC	d/b/a Siloam Springs Memorial Hospital

Siloam Springs Clinic Company, LLC

Siloam Springs Holdings, LLC

Silsbee Doctors Hospital, L.P.

Silsbee Medical Center, LLC

Silsbee Texas, LLC

Silver Creek MRI, LLC*

SJ Home Care, LLC

SkyRidge Clinical Associates, LLC

SLH, LLC

SMMC Medical Group

Software Sales Corp.

South Alabama Managed Care Contracting, Inc.

South Alabama Medical Management Services, Inc.

South Alabama Physician Services, Inc.

South Arkansas Clinic, LLC

South Arkansas Physician Services, LLC#

South Tulsa Medical Group, LLC

SouthCrest Anesthesia Group, LLC

SouthCrest Medical Group, LLC

SouthCrest Surgery Center, L.P.*

SouthCrest, L.L.C.	d/b/a SouthCrest Hospital

Southeast Alabama Maternity Center, LLC#

Southern Chester County Medical Building I#

Southern Chester County Medical Building II#

Southern Illinois Medical Care Associates, LLC

Southern Texas Medical Center, LLC

Southside Physician Network, LLC

Spokane Valley Washington Hospital Company, LLC	d/b/a Valley Hospital and Medical Center

Spokane Washington Hospital Company, LLC	d/b/a Deaconess Medical Center

Springdale/Bentonville ASC-GP, LLC

Springdale/Bentonville Surgery Center, L.P.*

Springdale Home Care Services, LLC

Springfield Oregon Holdings, LLC

Sprocket Medical Management, LLC

St. Joseph Health System, LLC	d/b/a St. Joseph Health System

St. Joseph Medical Group, Inc.

StrokeCareNow, LLC#

Summerlin Hospital Medical Center, LLC#

Summit Surgical Suites, LLC#

Sunbury Clinic Company, LLC

Sunbury Hospital Company, LLC*	d/b/a Sunbury Community Hospital

Surgical Center of Amarillo, LLC

Surgical Center of Carlsbad, LLC

Surgicare of Independence, Inc.

Surgicare of San Leandro, Inc.

Surgicare of Sherman, Inc.

Surgicare of Southeast Texas I, LLC

Surgicare of Victoria, Inc.

Surgicare of Victoria, Ltd.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicenter of Johnson County, Inc.

Surgicenters of America, Inc.

Tennyson Holdings, LLC

Terrell Hospital, L.P.

Terrell Medical Center, LLC

The Intensive Resource Group, LLC

The Surgery Center of Salem County, L.L.C.*

The Vicksburg Clinic, LLC

Three Rivers Medical Clinics, Inc.

Timberland Medical Group

Tooele Clinic Corp.

Tooele Home Care Services, LLC

Tooele Hospital Corporation	d/b/a Mountain West Medical Center

Triad Corporate Services, Limited Partnership

Triad CSGP, LLC

Triad CSLP, LLC

Triad DeQueen Regional Medical Center, LLC

Triad Healthcare Corporation

Triad Healthcare System of Phoenix, L.P.

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Holdings VI, Inc.

Triad Indiana Holdings, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC	d/b/a Flowers Hospital

Triad of Arizona (L.P.), Inc.

Triad of Oregon, LLC

Triad of Phoenix, Inc.

Triad RC, Inc.

Triad Texas, LLC

Triad-Arizona I, Inc.

Triad-ARMC, LLC

Triad-Denton Hospital GP, LLC

Triad-Denton Hospital, L.P.

Triad-El Dorado, Inc.

Triad-Medical Center at Terrell Subsidiary, LLC

Triad-Medical Center of Sherman Subsidiary, LLC

Triad-Navarro Regional Hospital Subsidiary, LLC

Triad-South Tulsa Hospital Company, Inc.

Triad-Willow Creek, LLC

Tri-Irish, Inc.

Tri-Shell 37 LLC

Tri-World, LLC

TROSCO, LLC

Troy Hospital Corporation

Trufor Pharmacy, LLC

TTHR Limited Partnership*	d/b/a Presbyterian Hospital of Denton

Tucson Rehabilitation, LLC

Tulsa Home Care Services, LLC

Tuscora Park Medical Specialists, LLC

Valley Advanced Imaging, LLC#

Valley Advanced MRI, LLC#

Valley Health System, LLC#

Vanderbilt-Gateway Cancer Center, G.P.#

VFARC, LLC

VHC Holdings, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC	d/b/a River Region Medical Center

Vicksburg Surgical Center, LLC

Victoria Functional Assessment & Restoration Ltd.

Victoria Hospital, LLC

Victoria of Texas, L.P.	d/b/a DeTar Hospital Navarro; DeTar Hospital North

Victoria Texas Home Care Services, LLC

Village Medical Center Associates, LLC

Virginia Hospital Company, LLC

VMF Medical, LLC

WA-SPOK DH CRNA, LLC

WA-SPOK DH Urgent Care, LLC

WA-SPOK Kidney Care, LLC

WA-SPOK Medical Care, LLC

WA-SPOK Primary Care, LLC

WA-SPOK Pulmonary & Critical Care, LLC

WA-SPOK VH CRNA, LLC

WA-SPOK VH Urgent Care, LLC

Wagoner Community Hospital, LLC

WAMC, LLC

Warsaw Health System, LLC*	d/b/a Kosciusko Community Hospital

Washington Clinic Corp.

Washington Hospital Corporation

Washington Physician Corp.

Watsonville Hospital Corporation	d/b/a Watsonville Community Hospital

Waukegan Clinic Corp.

Waukegan Hospice Corp.

Waukegan Hospital Corporation

Waukegan Illinois Hospital Company, LLC	d/b/a Vista Medical Center East; Vista Medical Center West

Weatherford Home Care Services, LLC

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC	d/b/a Weatherford Regional Medical Center

Webb County Texas Home Care Services, LLC

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System, LLC	d/b/a Wesley Medical Center

Wesley HealthTrust, Inc.

Wesley Physician Services, LLC

West Anaheim Hospital, L.P.

West Anaheim Medical Center, LLC

West Anaheim, LLC

West Grove Clinic Company, LLC

West Grove Family Practice, LLC

West Grove Home Care, LLC

West Grove Hospital Company, LLC	d/b/a Jennersville Regional Hospital

West Virginia MS, LLC

Western Arizona Regional Home Health and Hospice, Inc.

Western Illinois Kidney Center, L.L.C.#

Wharton Medco, LLC

WHMC, LLC

Wichita Falls Texas Home Care Corporation

Wichita Falls Texas Private Duty Corporation

Wilkes-Barre Academic Medicine, LLC

Wilkes-Barre Behavioral Hospital Company, LLC

Wilkes-Barre Community Counseling Services, LLC

Wilkes-Barre Holdings, LLC

Wilkes-Barre Home Care Services, LLC

Wilkes-Barre Hospital Company, LLC

Wilkes-Barre Personal Care Services, LLC

Wilkes-Barre Skilled Nursing Services, LLC

Willamette Community Medical Group, LLC

Williamston Clinic Corp.

Williamston Hospital Corporation	d/b/a Martin General Hospital

WM Medical, LLC

Women & Children’s Hospital, LLC	d/b/a Women & Children’s Hospital

Women’s Health Care Associates of Phoenixville, LLC

Woodland Heights Medical Center, LLC

Woodward Clinic Company, LLC

Woodward Health System, LLC	d/b/a Woodward Hospital

Woodward Home Care Services, LLC